Assets Held For Sale	6 Months Ended
Jun. 30, 2013
Assets Held For Sale
8.	ASSETS HELD FOR SALE

Assets held for sale represent fixed assets and intangible assets which have been acquired and that management intends to divest within the next 12 months at amounts equal or exceeding the asset carrying values at the respective balance sheet dates.

Impairment of Long-Lived Assets

The Company accounts for its long-lived assets in accordance with ASC Topic 360, “Impairment or Disposal of Long-Lived Assets”. ASC Topic 360 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of its assets, including property, plant and equipment and mineral rights, by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, the impairment loss is recorded equal to the difference between the asset’s carrying value and fair value or disposable value. At June 30, 2013, the Company reviewed the assets held and adopted a plan to dispose of some of its assets relating to land and buildings A$1,315,000 which were surplus to its needs. At December 31, 2012 as part of the plan an impairment loss of A$130,000 was recognized, representing the excess of the carrying amount of certain assets over the aggregate of the fair value. Fair value of assets held for sale are based on either sale agreements for relevant assets adjusted for selling costs or on an assessments provided to the Company by industry experts for  each asset, and is classified as a Level 2 asset according to the fair value hierarchy.  All of the impaired assets are part of the current assets – assets held for sale.